SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 26, 2007

                              Timberland Bancorp, Inc.
              (Exact name of registrant as specified in its charter)

       Washington                    0-23333               91-1863696
State or other jurisdiction        Commission          (I.R.S. Employer
Of incorporation                  File Number         Identification No.)


624 Simpson Avenue, Hoquiam, Washington                     98550
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Elections of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

  (e) On September 26, 2007, Timberland Bancorp, Inc. ("Timberland"), in accordance with the recommendations made by the Compensation Committee to the Board of Directors, increased the base salaries of these named executive officers effective October 1, 2007, as follows:

                                 2006-2007                 2007-2008
Name and Title                Annual Base Salary        Annual Base Salary
----------------------     -----------------------   -----------------------
Michael R. Sand                   $200,000                  $210,000
 President and Chief
  Executive Officer of
  Timberland Bank and
  Timberland Bancorp

Dean J. Brydon                     120,000                   157,500
 Executive Vice President,
  Chief Financial Officer
  and Secretary of Timberland
  and Timberland Bank

Roger A. Johansen                  115,133                   125,000
 Executive Vice President and
 Chief Lending Officer of
 Timberland Bank


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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          TIMBERLAND BANCORP,INC.



DATE:  October 3, 2007                    By:/s/Dean J. Brydon
                                             ------------------------
                                             Dean J. Brydon
                                             Chief Financial Officer

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